Rockefeller US Small Cap Core Fund
Trading Symbol: Class A Shares (Symbol: RKSAX)
Class I Shares (Symbol: RKSIX)
Class Y Shares (Symbol: RKSYX) (not currently offered)

Summary Prospectus
July 27, 2023

www.rockefellerfunds.com

Before you invest, you may want to review the Rockefeller US Small Cap Core Fund’s (the “Fund”) statutory prospectus and statement of additional information, which contain more information about the Fund and its risks. The current statutory prospectus and statement of additional information dated July 27, 2023, are incorporated by reference into this summary prospectus. You can find the Fund’s statutory prospectus, statement of additional information and other information about the Fund online at http://www.rockefellerfunds.com. You can also get this information at no cost by calling 1-855-369-6209 or by sending an e-mail request to inquiries@rockefellerfunds.com.

Investment Objective
The Fund seeks long-term capital appreciation principally through equity investments in U.S. small capitalization companies.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and Example below. You may qualify for sales charge discounts on Class A shares if you or your family invest, or agree to invest in the future, at least $2,500 in the Fund’s Class A shares. More information about these and other discounts is available from your financial professional and under “Shareholder Information – Class A Sales Charge Reductions and Waivers” beginning on page 15 of the Prospectus, and under “Sales Charges; Sales Charge Reductions and Waivers – Sales Charges on Class A Shares” beginning on page 36 of the Fund’s Statement of Additional Information (“SAI”).

Shareholder Fees (fees paid directly from your investment)	Class A	Class I	Class Y
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.25%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of purchases that are redeemed within 12 months of purchase)	1.00%(1)	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Class A	Class I	Class Y
Management Fees	0.85%	0.85%	0.85%
Distribution (12b-1) Fees	0.25%	None	None
Other Expenses	0.55%	0.55%	0.55%
Shareholder Servicing Plan Fees	None	None	0.15%
Total Annual Fund Operating Expenses	1.65%	1.40%	1.55%
Less: Fee Waiver and/or Expense Reimbursement	(0.45)%	(0.45)%	(0.45)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement(2)(3)	1.20%	0.95%	1.10%
(1)The Maximum Deferred Sales Charge on Class A shares is applied only to purchases of $500,000 or more that are redeemed within 12 months of purchase.
(2)Because the Fund is a new mutual fund, these expenses are based on estimated amounts for the Fund’s current fiscal year.
(3)Pursuant to an operating expense limitation agreement between Rockefeller & Co. LLC (the “Adviser”), the Fund’s investment adviser, and the Trust, on behalf of the Fund, the Adviser has agreed to waive its management fees and/or reimburse expenses of the Fund to ensure that Total Annual Fund Operating Expenses (excluding any front-end or contingent deferred loads, Rule 12b-1 plan fees, shareholder servicing plan fees, taxes, leverage expenses (i.e., any expenses incurred in connection with borrowings made by the Fund), interest (including interest incurred in connection with bank and custody overdrafts), brokerage commissions and other transactional expenses, expenses incurred in connection with any merger or reorganization, dividends or interest expenses on short positions, acquired fund fees and expenses or extraordinary expenses such as litigation (collectively “Excluded Expenses”) do not exceed 0.95% of the Fund’s average daily net assets, through at least July 31, 2024 and 1.05% of the Fund’s average daily net assets beginning August 1, 2024 through at least July 31, 2025 and subject thereafter to annual re-approval of the agreement by the Trust’s Board of Trustees (the “Board of Trustees”). To the extent the Fund incurs Excluded Expenses, Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement may be greater than 0.95% or in year two 1.05%. The operating expense limitation agreement may be terminated at any time only by, or with the consent of the Board of Trustees. The Adviser may request recoupment of previously waived fees and paid expenses from the Fund up to three years from the date such fees and expenses were waived or paid, subject to the operating expense limitation agreement, if such reimbursement will not cause the Fund’s expense ratio, after recoupment has been taken into account, to exceed the lesser of: (1) the expense limitation in place at the time of the waiver and/or expense payment; or (2) the expense limitation in place at the time of the recoupment.

Example
This Example is intended to help you compare the costs of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then hold or redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The operating expense limitation agreement discussed in the table above is reflected only through July 31, 2025. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Share Class	One Year	Three Years
Class A	$616	$918
Class I	$97	$362
Class Y	$112	$409
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These transaction costs and potentially higher taxes, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. Because the Fund is newly organized, portfolio turnover information is not yet available.

Principal Investment Strategies
Under normal circumstances, the Fund invests at least 80% of its net assets (plus borrowing for investment purposes) in equity securities of U.S. small capitalization companies. A “US company” is defined as any company that is organized in or has substantial business activities in the United States of America (i.e., securities of issuers that during the issuer’s most recent fiscal year derived at least 50% of its revenue or profits from goods produced or sold, investments made, or services performed in the U.S. or that have at least 50% of its assets in the U.S.). The Adviser considers its investable universe to be any company within or outside the Russell 2000® Index (the “Benchmark”). As of April 28, 2023, the market capitalization range for the Russell 2000® Index was approximately $159.5 million to $6.0 billion, which may increase or decrease at any time. With respect to 20% of the Fund’s net assets, the Adviser may invest in companies with market capitalizations below or above the Russell 2000® Index where it determines the opportunity is consistent with the Fund’s investment objective. The Fund is not required to dispose of companies whose market capitalizations exceed the high end of the range, and may add to positions in portfolio companies that exhibit continued growth and other characteristics consistent with the Fund’s investment objective regardless of market capitalization. The Fund may add to positions that exceed the Russell 2000® Index so long as 80% of the Fund’s net assets are invested in small capitalization companies at the time. The Adviser employs a long-term investment philosophy rooted in fundamental, bottom-up research and analysis to identify companies for the portfolio. When selecting a security for the portfolio, the Adviser generally looks for one or more of the following characteristics:

•Potential competitive advantages
•Opportunity to grow earnings, revenue and/or cash flow
•Management team quality
•Balance sheet strength
•Attractive valuation relative to intrinsic value and/or peers

Equity securities include common stocks, preferred stocks, rights, depositary receipts such as American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”), and REITs. The Fund has the ability to invest up to 20% of its net assets in equity securities of foreign companies, including ADRs and GDRs. The Adviser seeks to construct a portfolio with a relatively small number of securities (typically 35 to 45 names) of smaller market cap companies where the potential growth in revenue and earnings can be bought at an attractive price relative to their growth rate and to their peer group. The Fund’s objective is to hold these companies through their growth stages. The Adviser’s process for selling or trimming a portfolio holding generally considers one or more of the following factors:

•Change to the investment thesis
•Change to the company’s fundamental positioning such as a shift in competitive advantages, growth prospects, management team, financial condition and/or valuation
•Market capitalization increases (typically above US $5 billion or the upper end of the Benchmark’s market capitalization)
•Changes to intrinsic and relative valuation

Principal Risks
Before investing in the Fund, you should carefully consider your own investment goals, the amount of time you are willing to leave your money invested, and the amount of risk you are willing to take. Remember, in addition to possibly not achieving your investment goals, you could lose all or a portion of your investment in the Fund over long or even short periods of time. The principal risks of investing in the Fund are:

•General Investment Risk. An investment in the Fund is not intended as a complete investment program and is designed only for investors who have adequate means of providing for their needs and contingencies without relying on distributions or withdrawals from the Fund, who are financially able to maintain their investment and who can afford the loss of their investment. No guarantee or representation is made that the Fund’s investment program will be successful or that an investor will not lose money on their investment in the Fund. Future results may vary substantially from past performance and investment results may vary substantially over time.
•General Equity Risk. Stock markets are volatile. The price of equities and equity-based securities held by the Fund may decrease in value significantly based on changes in a company’s financial condition, among other reasons, or in response to adverse political, regulatory, market or economic developments affecting the company, an industry or the markets generally. There is no assurance that the securities held by the Fund will not lose their value.
•Recent Market Events Risk. U.S. and international markets have experienced significant periods of volatility in recent months and years due to a number of economic, political and global macro factors including rising inflation and the impact of the coronavirus (COVID-19) as a global pandemic, uncertainties regarding interest rates, rising inflation, trade tensions, and the threat of tariffs imposed by the U.S. and other countries. The recovery from COVID-19 is proceeding at slower than expected rates and may last for a prolonged period of time. As a result of continuing political tensions and armed conflicts, including the war between Ukraine and Russia, the U.S. and the European Union imposed sanctions on certain Russian individuals and companies, including certain financial institutions, and have limited certain exports and imports to and from Russia. The war has contributed to recent market volatility and may continue to do so. Continuing market volatility as a result of recent market conditions or other events may have an adverse effect on the performance of the Fund.

•Management Risk. The Adviser’s judgments about the attractiveness, value and potential appreciation of the Fund’s investments may prove to be incorrect and the investment strategies employed by the Adviser in selecting investments for the Fund may not result in an increase in the value of your investment or in overall performance equal to other similar investment vehicles having similar investment strategies.
•Equity Market Risk. The equity securities held in the Fund’s portfolio may experience sudden, unpredictable drops in value or long periods of decline in value. This may occur because of factors that affect securities markets generally or factors affecting specific industries, sectors or companies in which the Fund invests. Common stocks are generally exposed to greater risk than other types of securities, such as preferred stock and debt obligations, because common stockholders generally have inferior rights to receive payment from issuers.
•Small Capitalization Companies Risk. The Fund may invest substantially all of its assets in the stocks of small capitalization companies. Investing in small capitalization companies generally involves higher risks than investing in large capitalization companies as small capitalization companies tend to have more limited product lines, markets, financial resources and management team depth. The stock prices of small capitalization companies are often more volatile than the stock prices of larger capitalization companies and the risk of bankruptcy or insolvency of many small capitalization companies (with the attendant losses to shareholders) is higher than for larger, “blue-chip” companies. In addition, due to thin trading in the stocks of some small capitalization companies, it may take the Fund a longer period of time to reduce or liquidate its investments in certain stocks or the Fund’s selling activities could negatively impact the sale price received or the value of any remaining holdings. The inability to quickly liquidate a position may expose the Fund to greater market risk with respect to such position and may result in the Fund obtaining a lower sale price than would be the case if the Fund were able to liquidate the position immediately.
•Exposure Risk. The Fund will hold a small number of securities as compared to its Benchmark. In addition, the Fund’s portfolio may be overweight or underweight a specific sector or industry relative to the Benchmark. These practices can lead to increased volatility. As a result, an adverse development impacting any one position, sector or industry in which the Fund holds investments may have a material adverse effect on the net asset value of the Fund and the Fund’s investment results.
•Competition Risk. The task of identifying attractive investments is difficult and involves many uncertainties. Because of competition from other investment groups and many other factors, there can be no assurance that the Fund will be able fully to invest its capital on attractive terms, and there can be no assurance that the Fund will achieve results comparable to that of other investment vehicles having similar investment objectives.
•Volatility of Financial Markets; Risks of Certain Investment Strategies; Directional Risk. Recently, the financial markets have evidenced an exceptional level of volatility. Continued volatility could disrupt the investment strategy of the Fund, decrease the value of the Fund’s portfolio and adversely impact its profitability or performance. The Fund will not engage in short selling and generally not seek to hedge market risk. Accordingly, the performance of the Fund can be expected to generally track the trends of relevant market indices although this may not always be the case and there may be periods of time where the Fund’s performance diverges significantly from such indices.
•Foreign Securities Risk. Investments in foreign securities involve certain risks relating to political, social and economic developments abroad and differences between U.S. and foreign regulatory requirements and market practices, including fluctuations in foreign currencies, as well as risks related to the lack of public information with respect to such foreign issuers and the absence of uniform accounting, auditing and financial reporting standards. Foreign securities markets are often less liquid than U.S. securities markets, which may make the disposition of foreign securities more difficult.
•Currency Risk. The Fund may invest in securities denominated in U.S. dollars or foreign currencies.
•Hedging Risk. The Fund does not currently expect to hedge against declines in the values of its portfolio positions as a result of changes in currency exchange rates, certain changes in the equity markets and market interest rates, and other events, although it may do so in the discretion of the Adviser. Hedging transactions may limit the opportunity for gain if the value of the hedged portfolio positions should increase. Additionally, a lack of hedging by the Fund may cause the value of its portfolio positions to decline.
•New Fund Risk. The Fund is a newly registered mutual fund and does not have operating history as a mutual fund. There can be no assurance that the Fund will grow to or maintain an economically viable size, in which case the Board of Trustees may determine to liquidate the Fund. Liquidation of the Fund can be initiated without shareholder approval by the Board of Trustees if it determines that liquidation is in the best interests of shareholders. As a result, the timing of any liquidation may not be favorable to certain individual shareholders.
•American Depositary Receipts (“ADRs”) Risk. The Fund may invest in ADRs. ADRs, which are typically issued by a U.S. financial institution (a “depositary”), evidence ownership interests in a security or pool of securities issued by a foreign company which are held by the depositary. ADRs are denominated in U.S. dollars and trade in the U.S. securities markets. Because ADRs are not denominated in the same currency as the underlying securities into which they may be converted, they are subject to currency risks. In addition, depositary receipts involve many of the same risks of investing directly in foreign securities.
•Global Depositary Receipts (“GDRs”) Risk. To the extent the Fund may invest in foreign securities, the Fund may invest in GDRs. GDRs are receipts issued by foreign banks or trust companies, or foreign branches of U.S. banks that represent an interest in shares of either a foreign or U.S. corporation. GDRs may not be denominated in the same currency as the underlying securities into which they may be converted, and are subject to currency risks. Depositary receipts involve many of the same risks of investing directly in foreign securities.
•Preferred Stock Risk. Preferred stock is subject to the risk that the dividend on the stock may be changed or omitted by the issuer, and that participation in the growth of an issuer may be limited.
•Cybersecurity Risk. With the increased use of technologies such as the Internet to conduct business, the Fund is susceptible to operational, information security, and related risks. Cyber incidents affecting the Fund or its service providers have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Fund’s ability to calculate its NAV, impediments to trading, the inability of shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs.
•Sector Risk. To the extent that the Fund has a significant portion of its assets invested in securities of companies conducting business in a broadly related group of industries within an economic sector, the Fund may be more vulnerable to unfavorable developments in that economic sector than funds that invest more broadly.

Performance
When the Fund has been in operation for a full calendar year, performance information will be shown in the Prospectus and will give some indication of the risks of investing in the Fund by comparing the Fund’s performance with a broad measure of market performance. Updated performance information will be available on the Fund’s website at www.rockefellerfunds.com or by calling the Fund toll-free at 1-855-369-6209.

Management

Investment Adviser
Rockefeller & Co. LLC is the Fund’s investment adviser.

Portfolio Managers
Jason Kotik, CFA, a Managing Director and Portfolio Manager, has served as a portfolio manager of the Fund since it commenced operations in July, 2023.

Tim Skiendzielewski, CFA, a Senior Vice President and Associate Portfolio Manager, has served as a portfolio manager of the Fund since it commenced operations in July, 2023.

Purchase and Sale of Fund Shares
You may purchase or redeem Fund shares via written request by mail (Rockefeller US Small Cap Core Fund, c/o U.S. Bank Global Fund Services, P.O. Box 701, Milwaukee, WI 53201-0701), by wire transaction, or by contacting the Fund by telephone at 1-855-369-6209, on any day the New York Stock Exchange (“NYSE”) is open for trading. Investors who wish to purchase or redeem Fund shares through a financial intermediary should contact the financial intermediary directly. Minimum initial and subsequent investment amounts are shown below.

Share Purchase Amounts	Class A	Class I	Class Y
Minimum Initial Investment	$2,500	$1,000,000	$1,000,000
Minimum Subsequent Investment	$1,000	$10,000	$10,000

Tax Information
Distributions made by the Fund will be taxed as ordinary income or long-term capital gains, unless you are investing through a tax-deferred or other tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account (“IRA”). You may be taxed later upon withdrawal of monies from such tax-deferred arrangements or other tax-advantaged arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create conflicts of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.